UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2024
Invitation Homes Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5420 LBJ Freeway, Suite 600
Dallas, Texas 75240
(Address of principal executive offices, including zip code)
(972) 421-3600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common stock, $0.01 par value	INVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On September 18, 2024, the Board of Directors (the “Board”) of Invitation Homes Inc. (the “Company”) increased the size of the Board from 10 to 11 members and appointed Rear Adm. H. Wyman Howard III, Ret. as a director of the Board, effective as of October 1, 2024, with a term expiring at the Company’s 2025 annual meeting of stockholders.
There is no agreement, arrangement or understanding with any person pursuant to which Mr. Howard was selected as a director, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his appointment, and pursuant to the Company’s compensation policy for non-employee directors, Mr. Howard will be granted a one-time award of restricted stock units (“RSUs”) with a value of $118,000, which will generally vest in full on the date of the Company’s 2025 annual meeting of stockholders. Mr. Howard will also receive the Company’s standard non-employee director compensation arrangement, as described in the Company’s definitive proxy statement relating to its 2024 annual meeting of stockholders. The Company will enter into an Indemnification Agreement with Mr. Howard in substantially the same form that the Company has entered into with its other directors and executive officers.

Item 7.01	Regulation FD Disclosure.
On September 24, 2024, the Company issued a press release announcing Mr. Howard’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Invitation Homes Inc. dated September 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
	Date:	September 24, 2024